ATLANTIC PREFERRED CAPITAL CORPORATION


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


                                              CUSIP 048787 20 4

                            NONCUMULATIVE EXCHANGEABLE PREFERRED STOCK, SERIES A

                                      SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that





Is the registered holder of


       FULLY PAID AND NON-ASSESSABLE SHARES OF NONCUMULATIVE EXCHANGEABLE
               PREFERRED STOCK, SERIES A, PAR VALUE $.01 PER SHARE


                     ATLANTIC PREFERRED CAPITAL CORPORATION



transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



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COUNTERSIGNED AND REGISTERED:
  REGISTRAR AND TRANSFER COMPANY
    TRANSFER AGENT AND REGISTRAR.

BY


            AUTHORIZED SIGNATURE

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Dated:

/s/ John L. Champion                                           /s/ Richard Wayne
    ----------------------                                         -------------
    Treasurer                                                      President

                               Corporate Seal of
                     Atlantic Preferred Capital Corporation

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                     ATLANTIC PREFERRED CAPITAL CORPORATION



The Corporation has more than one class and series of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series as set forth in the Articles of Organization and amendments thereto filed with the Secretary of State of the Commonwealth of Massachusetts.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common
TEN ENT  -- as tenants by the entireles
JT TEN   -- as joint tenants with right of
            survivorship and not as tenants
            in common


UNIF GIFT MIN ACT -- ...........Custodian.............
                        (Cust)              (Minor)
                      under Uniform Gifts to Minors
                      Act.............................
                                  (State)

UNIF TRF MIN ACT -- ...........Custodian (until age ........)
                      (Cust)
                    ...............under Uniform Transfers
                      (Minor)
                    to Minors Act ...........................
                                           (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________  Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ______________________________


                                   X _________________________________________

                                   X _________________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATSOEVER.




Signature(s) Guaranteed:





By ___________________________________________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.